UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

WHX Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

WHX CORPORATION
1133 Westchester Avenue
White Plains, NY 10604

December 14, 2007

Dear Stockholder:

On behalf of the board of directors and management, I am pleased to invite you to a special meeting of the stockholders of WHX Corporation.  The meeting will be held on January 11, 2008, at 2:00 p.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, New York 10022.  A notice of meeting, proxy statement and proxy card are enclosed for your review.

I urge you to read the enclosed materials carefully and to complete, date, sign and mail promptly the proxy card enclosed with this letter to ensure that your vote will be counted.

The officers, directors and staff of WHX Corporation sincerely appreciate your support.

Very truly yours,

Glen M. Kassan
Chief Executive Officer

WHX CORPORATION
1133 Westchester Avenue
White Plains, NY 10604

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On January 11, 2008

To the Stockholders of WHX Corporation:

A special meeting (the “Special Meeting”) of stockholders of WHX Corporation (the “Company”) will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, New York 10022 on January 11, 2008, at 2:00 p.m., local time. At the Special Meeting, you will be asked to consider and act upon the following matters:

1.
A proposal to authorize the board of directors, at its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized capital stock from 55,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 85,000,000 shares, consisting of 80,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

2.	To transact any other matters that properly come before the meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on December 10, 2007, are entitled to notice of, and to vote at, the Special Meeting.

The notice and proxy statement are first being mailed to our stockholders on or about December 14, 2007.

Please follow the voting instructions on the enclosed proxy card to vote.

By Order of the Board of Directors,

WHX CORPORATION

Glen M. Kassan
Chief Executive Officer

December 14, 2007

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE
SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY
THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED.

WHX CORPORATION
1133 Westchester Avenue
White Plains, NY 10604

PROXY STATEMENT

For Special Meeting of Stockholders
To Be Held On January 11, 2008

INFORMATION ABOUT THE SPECIAL MEETING

The board of directors (the “Board”) of WHX corporation  (“WHX” or the “Company”) is soliciting proxies for use at a special meeting of stockholders (the “Special Meeting”) of the Company to be held on January 11, 2008, beginning at 2:00 p.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, New York 10022, and at any postponements or adjournments thereof.  This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about December 14, 2007.

Purpose of the Special Meeting

At the Special Meeting, holders of WHX common stock, $0.01 par value (“Common Stock”), will be asked to consider and act on the following matters:

1.
A proposal to authorize the Board, at its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized capital stock from 55,000,000 shares, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 85,000,000 shares, consisting of 80,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

2.	To transact any other matters that properly come before the meeting and any adjournment or postponement thereof.

Who May Vote

Our only outstanding voting securities are our shares of Common Stock.  Only holders of record of shares of Common Stock at the close of business on December 10, 2007 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.  On the Record Date of the Special Meeting, there were 10,000,498 shares of Common Stock outstanding and entitled to vote at the Special Meeting.  A majority of such shares, present in person or represented by proxy, is necessary to constitute a quorum.  Each share of Common Stock is entitled to one vote.

Attending In Person

Only holders of Common Stock, their proxy holders and our invited guests may attend the Special Meeting.  If you wish to attend the Special Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Special Meeting.  For example, you may bring an account statement showing that you beneficially owned WHX shares as of December 10, 2007 as acceptable proof of ownership.

VOTING INSTRUCTIONS FOR HOLDERS OF COMMON STOCK

How to Vote

You may vote in person at the Special Meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Special Meeting.  Giving us your proxy means you authorize us to vote your shares at the Special Meeting in the manner you direct.  You may also vote for or against the proposal or abstain from voting.  You can always change your vote at the Special Meeting.  Proxy cards must be received by us before voting begins at the Special Meeting.

A form of proxy is enclosed that designates persons named therein as proxies to vote shares at the Special Meeting.  Each proxy in that form that is properly signed and received prior to the Special Meeting will be voted as specified in the proxy or, if not specified, FOR the following proposal set forth in this Proxy Statement, authorizing the Board to increase the number of authorized shares of the Company’s capital stock from 55,000,000 shares to 85,000,000 shares.

At the time that this Proxy Statement was mailed to stockholders, the Board and management were not aware that any matter other than the matters described above would be presented for action by stockholders at the Special Meeting. If other matters are properly brought before the Special Meeting or any adjournment thereof, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons acting under the proxies.

Revoking a Proxy

Any stockholder who returns a proxy on the enclosed form has the right to revoke that proxy at any time before it is voted. Any stockholder who submitted a proxy by mail may change his vote or revoke his proxy by (a) filing with the Secretary of the Company a written notice of revocation or (b) timely delivering a valid, later-dated proxy. Attendance at the Special Meeting will not have the effect of revoking a proxy unless the stockholder gives written notice of revocation to the Secretary of the Company before the proxy is exercised or such stockholder votes by written ballot at the Special Meeting.

Quorum

In order to act on the proposals described herein, we must have a quorum of shares of Common Stock.  The presence in person or by properly executed proxy of at least a majority of the outstanding shares of Common Stock eligible to vote is necessary to constitute a quorum at the Special Meeting. Shares that the Company owns are not voted and do not count for this purpose.  The votes of stockholders present in person or represented by proxy at the Special Meeting will be tabulated by inspectors of election appointed by the Company.

Treatment and Effect of Abstentions and “Broker Non-Votes”

Broker “non-votes” and the shares of Common Stock as to which a stockholder abstains are included for purposes of determining whether a quorum of shares of Common Stock is present at a meeting.  A broker “non-vote” occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  An abstention or broker “non-vote” will not be considered a vote cast.  For purposes of the vote on the proposal set forth in this Proxy Statement, which requires the affirmative vote of a majority of the shares outstanding entitled to vote thereon, abstentions and broker “non-votes,” if any, will have the same effect as votes against the proposal.

Cost of Solicitation

The cost of soliciting the proxies to which this Proxy Statement relates will be borne by the Company. In following up the original solicitation of proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send soliciting material to the beneficial owners of capital stock and will, upon request, reimburse them for their expenses. In addition to solicitation by mail, and without additional compensation therefor, proxies may be solicited in person or by telephone, facsimile or telegram by officers and regular employees of the Company and its subsidiaries.

PROPOSAL ONE: TO INCREASE THE NUMBER
 OF AUTHORIZED SHARES OF COMMON STOCK

At a meeting held on November 30, 2007, the Board unanimously approved a resolution declaring it advisable to authorize the Board to amend the Fourth Article of our Amended and Restated Certificate of Incorporation to increase the number of shares of capital stock that we have authority to issue from 55,000,000 shares, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, to a total of 85,000,000 shares, consisting of 80,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

If our stockholders approve this proposal, our Board may, in its discretion, proceed and amend and restate the portions of the Fourth Article of our Amended and Restated Certificate of Incorporation necessary to make the changes described above.  Following such approval and filing with the Secretary of State of the State of Delaware, the amendment will become effective on the date it is filed.  The amendment to the Fourth Article of our Amended and Restated Certificate of Incorporation is attached to this proxy statement as Exhibit A.

Purpose of the Amendment

The Company filed a Registration Statement on Form S-1 (File No. 333-146803) with the Securities and Exchange Commission on October 18, 2007, as amended, relating to the registration of shares of the Company’s Common Stock to be sold for up to $200 million (the “Rights Offering”), issuable upon exercise of rights to be distributed to holders of record of shares of the Common Stock as of the record date for the Rights Offering.  The Company anticipates that the Rights Offering would close in early 2008.

The purpose of this rights offering is to raise equity capital in a cost-effective manner that gives all of our stockholders the opportunity to participate.  The net proceeds will be used to redeem preferred stock issued by a wholly-owned subsidiary of WHX, which is held by Steel Partners II, L.P., or Steel Partners, our largest stockholder, to purchase shares of common stock of CoSine Communications, Inc. from Steel Partners, to repay WHX indebtedness to Steel Partners, under certain circumstances, to make partial payments to certain senior lenders to Handy & Harman and Bairnco Corporation and/or to contribute to the working capital of such companies, and to repay indebtedness of certain wholly-owned subsidiaries of WHX to Steel Partners and/or to purchase such indebtedness from Steel Partners.

WHX expects the total purchase price of the shares offered in this Rights Offering to be $200 million, assuming full participation. To have sufficient authorized but unissued shares of Common Stock to accommodate the additional shares which may be issued pursuant to the Rights Offering, the Board believes it is necessary to increase its authorized capital.

Other than as described above, we have no present plans, arrangements, commitments or understanding with respect to the issuance of any the additional shares of common stock that would be authorized by adoption of the amendment.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized Common Stock would have rights identical to the currently outstanding shares of Common Stock.  Adoption of the amendment to the amended and restated certificate of incorporation would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders.

To the extent that the additional authorized shares of capital stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the Common Stock.  Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership thereof.

The Company could also use the additional shares of capital stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company has no present plans to do so.  The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock.  Any such transactions may require the Company to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect the Company’s business and financial results.

Vote Required for the Amendment to the Articles of Incorporation

The proposal to authorize the board to amend the Company’s Amended and Restated Certificate of Incorporation to increase authorized capital stock requires the affirmative vote of a majority of the shares outstanding entitled to vote thereon.

No Right of Appraisal

Neither Delaware law, WHX’s Amended and Restated Certificate of Incorporation nor WHX’s bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with Proposal One.  Accordingly, WHX’s stockholders will have no right to dissent and obtain payment for their shares.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, AT ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL STOCK FROM 55,000,000 SHARES, CONSISTING OF 50,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK TO 85,000,000 SHARES, CONSISTING OF 80,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our Common Stock as of November 30, 2007, held by:

•	Each person who beneficially owns 5% or more of the shares of Common Stock then outstanding;

•	Each of our directors;

•	Each of our named executive officers;

•	All of our directors and executive officers as a group.

The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of Common Stock of the Company that are subject to stock options that are either currently exercisable or exercisable within 60 days following November 30, 2007. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Company’s knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder.  Percentage ownership is based on 10,000,498 shares of Common Stock outstanding as of November 30, 2007.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)		Percentage of Class(1)
Steel Partners II, L.P.(2) 590 Madison Avenue New York, New York 10022	5,029,793		50.3%

Wynnefield Capital Management, LLC(3) 450 Seventh Avenue, Suite 509 New York, NY 10123	647,595		6.50%

GAMCO Investors, Inc.(4) One Corporate Center Rye, New York 10580-1435	620,270		6.20%

Warren G. Lichtenstein(2)	5,029,793		50.3%

Louis Klein, Jr.	7,000	(5)	*

Garen W. Smith	5,285	(5)(6)	*

Joshua E. Schechter	0		0

John J. Quicke	0		0

Glen M. Kassan	0		0

Jack L. Howard	0		0

Daniel P. Murphy, Jr.	50,000	(7)	*

Robert K. Hynes	12,500	(7)	*

Ellen T. Harmon	12,500	(7)(8)	*

James F. McCabe, Jr.	25,000	(7)	*

All Directors and Executive Officers as a Group (11 persons)	5,142,078		51.4%

_______________

* less than 1%

(1)	Based upon 10,000,498 shares of common stock outstanding at November 30, 2007.

(2)
Based upon Amendment No. 2 to Schedule 13D filed by Steel Partners on October 31, 2005, Steel Partners beneficially owns 5,029,793 shares of common stock.  Steel Partners, L.L.C. as the general partner for Steel Partners, may be deemed to beneficially own the shares of common stock owned by Steel Partners.  Mr. Lichtenstein, as the sole executive officer and managing member of Steel Partners, L.L.C., may be deemed to beneficially own the shares of common stock owned by Steel Partners.  Mr. Lichtenstein has sole voting and dispositive power with respect to the 5,029,793 shares of common stock owned by Steel Partners by virtue of his authority to vote and dispose of such shares.  Mr. Lichtenstein disclaims beneficial ownership of the shares of common stock owned by Steel Partners except to the extent of his pecuniary interest therein.

(3)	Based on Amendment No. 1 to Schedule 13G filed on February 15, 2007, a group including Wynnefield Capital Management, LLC beneficially owns 647,595 shares of common stock.

(4)	Based on Amendment No. 1 to Schedule 13D filed on November 3, 2006, a group including GAMCO Investors, Inc. beneficially owns 620,270 shares of common stock.

(5)	Includes 5,000 stock options to acquire shares of common stock that are exercisable within 60 days hereof.

(6)	Includes 138 shares of common stock issuable upon his exercise of a warrant within 60 days hereof.

(7)	Represents stock options to acquire shares of common stock that are exercisable within 60 days hereof.

(8)	Ms. Harmon resigned from her positions with the Company and its subsidiaries effective November 9, 2007.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING
AND OTHER MATTERS

Stockholder Proposals

In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than January 26, 2008.  Stockholders wishing to nominate directors or bring a proposal before the 2008 Annual Meeting of stockholders (but not include it in the Company’s proxy materials) must provide written notice of such nomination or proposal to the attention of our Corporate Secretary not later than March 23, 2008 nor earlier than February 21, 2008; provided, however, in the event that the date of the next annual meeting is more than 30 days before or more than 60 days after June 21, 2008, notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

Solicitation of Proxies

The cost of the solicitation of proxies will be paid by us.  In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, facsimile, electronic mail or in person.  We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners.  Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing.  Further, we have retained MacKenzie Partners, Inc., a proxy solicitation firm, to assist us in soliciting proxies.  We anticipate that the costs of MacKenzie Partners, Inc.’s services will be approximately $10,000, plus reasonable expenses.

Other Matters

So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Special Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Special Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

WHX Corporation,

Glen M. Kassan
Chief Executive Officer

EXHIBIT A

FORM OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WHX CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

WHX CORPORATION (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.           The name of the Corporation is WHX Corporation.

2.           The First Paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended to restate the first paragraph of Article FOURTH to read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 85,000,000 shares, consisting of (i) 5,000,000 shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”), and (ii) 80,000,000 shares of Common Stock, $0.01 par value per share (the “Common Stock”).”

3.           The amendment to the Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and acknowledged by its Secretary on this    th day of               , 2008.

WHX Corporation,

By:
Title:

A-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

WHX CORPORATION

Proxy – Special Meeting of Stockholders
January 11, 2008

The undersigned hereby appoints Glen M. Kassan and Warren G. Lichtenstein, each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of WHX Corporation (“WHX” or the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on January 11, 2008, at 2:00 p.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, New York 10022, or at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated December 14, 2007.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO AUTHORIZE THE BOARD OF DIRECTORS, AT ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL STOCK FROM 55,000,000 SHARES, CONSISTING OF 50,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK TO 85,000,000 SHARES, CONSISTING OF 80,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK.

1.
To authorize the board of directors, at its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized capital stock from 55,000,000 shares, consisting of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock to 85,000,000 shares, consisting of 80,000,000 shares of common stock and 5,000,000 shares of preferred stock.

FOR [___]             AGAINST [___]              ABSTAIN [___]

2.	To transact any other matters that properly come before the meeting and any adjournment or postponement thereof.

NOTE: Your signature should appear the same as your name appears hereon.  If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy must sign.  When a corporation gives a proxy, an authorized officer should sign it.

Signature:  ________________________                Title:  ________________________                Date: ___________

Signature:  ________________________                Title:  ________________________                Date: ___________